Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                    Midwest Strategic Trust
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),
    14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
       0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ---------------------------------------------------
   5)  Total fee paid:

       ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------

     3) Filing Party:

        --------------------------------------------

     4) Date Filed:

       --------------------------------------------


                             MIDWEST STRATEGIC TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 28, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

(Name of Fund)

The undersigned hereby appoints Robert H. Leshner and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January , 1997.


                           Date: ____________________

                           NOTE: Please sign exactly
                           as your name appears on
                           this proxy. If signing for
                           an estate, trust or
                           corporation, title or
                           capacity should be stated.
                           If the shares are held
                           jointly, both signers
                           should sign, although the
                           signature of one will bind
                           the other.

                           -------------------------------

                           --------------------------------

                           Signature(s) PLEASE SIGN IN BOX
                           ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT
USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES INDICATED AND FOR THE PROPOSALS
DESCRIBED HEREIN

1. With respect to approval of a new investment advisory agreement with Midwest Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner
Financial, Inc. by Countrywide Credit Industries, Inc.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

2. Authority to vote for the election of all nominees for trustee as listed below (except as marked to the contrary below).

FOR                WITHHOLD
[  ]               [  ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.

D. Bogdon, J. Delfino, H.J. Lerner, R. Leshner, A. Mozilo,
O. Robertson, J. Seymour, S. Sterpa

3. With respect to ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                                                     January __, 1997



Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Midwest Strategic Trust to be held on Friday, February 28, 1997 at 10:00 a.m., Eastern time, in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202.

         We have previously informed you of some recent developments involving Midwest Group Financial Services, Inc. (the "Adviser"), the Trust's investment adviser and principal underwriter, and its parent company, Leshner Financial, Inc. ("LFI"). On December 10, 1996, the shareholders of LFI entered into an Agreement for Exchange of Stock with Countrywide Credit Industries, Inc. ("CCI"), a publicly-held company and the nation's largest independent mortgage lender and servicer. Pursuant to the Agreement, CCI will acquire all of the outstanding stock of LFI.

         Widely recognized as a skilled innovator of financial products and services, CCI offers mortgage products to home buyers. In addition, CCI has a loan servicing operation and a variety of ancillary financial products and services which augments its mortgage lending and servicing operations.

         We view this transaction as very positive for a number of reasons. We will have access to CCI's broad managerial, financial and technological resources. Moreover, nothing will change regarding the management of the Trust or the investment strategies we employ. The full team of investment professionals assigned to the Trust will remain as it currently exists. Moreover, founder Robert H. Leshner will continue his role as President of the Trust and as Chairman of the Adviser.

     This transaction with CCI will allow the present management team to stay active in the Trust's operations without changing the existing corporate culture or the delivery of client service. We believe that these events will further strengthen the Trust as we plan for the future.

         Under the Investment Company Act of 1940, the stock transaction is considered an assignment of the investment advisory agreements between the Adviser and the Trust. The advisory agreements require that we obtain approval from shareholders of a new investment advisory agreement for each of the Funds as a result of the transaction. Upon completion of such transaction, the Adviser will change its name but will continue to carry on its business with its current management.

You are also being asked to elect a new slate of trustees and to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

     The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                                Very truly yours,



                                                 Robert H. Leshner
                                                 President

                             MIDWEST STRATEGIC TRUST
-------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 1997
-------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Midwest Strategic Trust (the "Trust") will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove, with respect to each series of the Trust, a new investment advisory agreement with Midwest
         Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc. No fee increase is proposed.;

2. To elect eight trustees, each to serve until his successor is duly elected and shall qualify;

3. To ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. No change in accountants is proposed.; and

4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on January 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                         By order of the Board of Trustees,



                                         John F. Splain
January _ 1997                           Secretary
-------------------------------------------------------------------------------
     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                             MIDWEST STRATEGIC TRUST

                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 1997
-------------------------------------------------------------------------------

                                 PROXY STATEMENT
-------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Midwest Strategic Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about January __, 1997.

     The purpose of the meeting is to consider approval of new investment advisory agreements between Midwest Group Financial Services, Inc. (the "Adviser") and the Trust as a result of a proposed transaction whereby the Adviser, by means of an exchange of stock of the Adviser's parent company, will become a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc. ("CCI"). Upon completion of such transaction, it is anticipated that the Adviser will continue to carry on its business with its current management at its current location. Shareholders are being asked to elect a new slate of trustees, subject to consummation of the proposed transaction. Shareholders are also being asked to ratify the selection of Arthur Andersen LLP as the Trust's independent accountants.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $______, and will be paid LFI. LFI will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. LFI will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1996 AND THE TRUST'S MOST RECENT SEMIANNUAL REPORT ARE AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT 312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202-4094, OR BY CALLING THE TRUST NATIONWIDE TOLL-FREE 800-543-0407, IN CINCINNATI 629-2050.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of four separate funds, the U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Utility Fund and the Equity Fund series each offer two classes of shares, Class A and Class C shares. As of the record date there were _______________ shares of beneficial interest, no par value, of the Trust outstanding, comprised of ___________ shares of the U.S. Government Securities Fund, _____________ shares of the Treasury Total Return Fund, ______________ shares of the Utility Fund and _____________ shares of the Equity Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

     On January 3, 1997, [list 5% shareholders]. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.

         If a quorum (more than 50% of the outstanding shares of the Trust and of each Fund) is represented at the meeting, the vote of a majority of the outstanding shares of a Fund is required for approval of the new investment advisory agreement with the Adviser with respect to that Fund (Item I below). The vote of a majority of the outstanding shares for purposes of Item I means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees (Item II below). The vote of a majority of the outstanding shares of each Fund is required for ratification of the selection of Arthur andersen LLP as the Trust's independent public accountants (Item III below).

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the record date, all nominees for election of trustees and officers as a group owned of record or beneficially [state 1% owners of each Fund] and less than 1% of the outstanding shares of each of the other Funds.

I.       APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY
         AGREEMENTS WITH MIDWEST GROUP FINANCIAL SERVICES, INC.

         TERMS OF THE ACQUISITION. Pursuant to an Agreement for Exchange of Stock (the "Acquisition Agreement") dated December 10, 1996 between CCI and the shareholders of Leshner Financial, Inc. ("LFI"), CCI has agreed to acquire all of the outstanding common stock of LFI in exchange for newly issued common stock of CCI (the "Acquisition"). The Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. MGF Service Corp. ("MGF"), the Trust's administrator, transfer agent and accounting and pricing agent, is also a wholly-owned subsidiary of LFI. As a result of the Acquisition, the Adviser and MGF will become wholly-owned indirect subsidiaries of CCI. The value of the CCI common stock to be issued in the Acquisition is approximately $16 million, subject to an upward adjustment of up to $3 million if certain performance goals are met over the next five years. In addition, the Acquisition Agreement contemplates that certain key personnel of the Adviser will enter into employment agreements with the

Adviser, which is intended to assure that the Adviser will continue to operate with its same investment personnel and officers.

         The consummation of the Acquisition is subject to the satisfaction of various conditions subsequent to closing, including, but not limited to, obtaining shareholder approval of new investment advisory agreements for the Funds and the other funds within the Midwest Group complex, such that the assets under management by the Adviser under such new agreements are at least 90% of the amount of assets managed under the present investment advisory agreements on the date the Acquisition Agreement was executed; obtaining approval of new servicing agreements between MGF and its other investment company clients from each client's board, such that the projected fee income under all such new agreements is at least 90% of the projected fee income under the present servicing agreements; obtaining consent to the assignment of non-investment company advisory contracts of the Adviser, such that projected fee income for such contracts for which consent has been given is at least 90% of the projected fee income for all such contracts presently in force; any further consents and regulatory approvals required to consummate the Acquisition; favorable composition, in the sole discretion of CCI, of the Board of Trustees of the Trust and the other funds within the Midwest Group complex, which shall be in compliance with Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"); the execution and delivery of an employment and non-competition agreement from certain key employees of LFI and its subsidiaries; the receipt by the parties to the Acquisition Agreement of certain legal and tax opinions; the absence of any litigation or other event prior to consummation of the Acquisition that could have a material adverse affect on LFI or its subsidiaries; and the receipt of an opinion and independent appraisal which provides that the Acquisition is fair to the participants in LFI's Employee Stock Ownership Plan and that the fair market value of the LFI shares held by LFI's Employee Stock Ownership Plan is not greater than the consideration to be received by the participants in connection with the Acquisition.

     Upon completion of the Acquisition, the Adviser expects to retain the services of all of its current management personnel. The employees of the Adviser who currently provide portfolio management services to the Funds, including Robert H. Leshner, are expected to enter into employment and non-competition agreements with CCI, and there will be no change in their responsibilities with respect to the Funds following the Acquisition. Mr. Leshner intends to enter into a five-year employment agreement with CCI. Furthermore, no changes in the Adviser's method of operation, or the location where it conducts its business, are contemplated.

         Under the 1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Acquisition constitutes a "change in control" of the Adviser for purposes of the 1940 Act and will cause the "assignment" and resulting termination of the present investment advisory agreements. Accordingly, the Board of Trustees recommends that new investment advisory agreements (the "New Management Agreements") between the Trust and the Adviser, on behalf of each Fund, be approved by shareholders of the applicable Fund.

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of the Adviser within the meaning of the 1940 Act will serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

         THE PRESENT MANAGEMENT AGREEMENTS. The Adviser currently provides investment advisory services to the Funds pursuant to three separate investment advisory agreements, which are substantially identical to each other in all respects except for different effective and termination dates. The investment advisory agreement between the Trust and the Adviser with respect to the U.S. Government Securities Fund and the Treasury Total Return Fund is dated March 31, 1989 and was last approved by shareholders of each Fund on that date. The investment advisory agreement between the Trust and the Adviser with respect to the Utility Fund is dated August 15, 1989 and was last approved by shareholders of such Fund on July 13, 1990. The investment advisory agreement between the Adviser and the Trust with respect to the Equity Fund is dated May 13, 1993 and was approved by the Adviser, as such Fund's initial shareholder, on May 28, 1993. Each of the current investment advisory agreements are referred to individually as a "Present Management Agreement" and collectively as the "Present Management Agreements." The Present Management Agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the 1940 Act, of the Adviser or the Trust (the "Independent Trustees") on February 6, 1996.

         THE NEW MANAGEMENT AGREEMENTS. The terms and conditions of the New Management Agreements are substantially identical in all material respects to those of the Present Management Agreements with the exception of a change in the effective date and the termination date and the removal of three provisions contained in the Present Management Agreements which management of the Trust believe to be non-material:

         (1) The New Management Agreements will not provide, as do the Present Management Agreements, that the Funds will pay the compensation and expenses of the Chief Financial Officer of the Trust since, in the past, the Funds have not actually paid these expenses. The removal of this provision will not result in a reduction in the expenses of any Fund.

         (2) The New Management Agreements do not contain a provision requiring the Adviser to reduce its compensation during any fiscal year in the event expenses exceed the lowest expense limitations imposed by state securities administrators in the states where a Fund's shares are qualified for sale. This language has not been provided for in the New Management Agreements because of the enactment, in October 1996, of the National Securities Markets Improvement Act of 1996, which eliminates substantive state regulation of mutual funds.

         (3) The final provision contained in the Present Management Agreements but which is not included in the New Management Agreements is one which permits the Adviser to use the name "Midwest" or "Midwest Strategic" in connection with another business enterprise in which the Adviser is, or may become associated. This provision has been removed because it is anticipated that the name of the Trust will be changed to "Countrywide Strategic Trust" upon completion of the Acquisition. It is contemplated that CCI will retain all rights to the name "Countrywide" by means of a Licensing Agreement to be entered into between CCI and the Trust.

     Each Fund will enter separately into a New Management Agreement with the Adviser, each containing substantially identical terms and conditions. Under the New Management Agreements on behalf of each Fund, the Adviser will select portfolio securities for investment by the Funds, purchase and sell securities of the Funds, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Funds. Under the New Management Agreements, the Adviser will receive from each Fund a fee, computed and accrued daily and paid monthly, at an annual rate of .75% of the average value of the daily net assets of such Fund up to $200 million; .7% of the average value of the next $300 million of such assets; and .5% of the average value of such assets in excess of $500 million. This is the same fee that the Adviser currently receives from each Fund under its Present Management Agreement. During the fiscal year ended March 31, 1996, the U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund paid to the Adviser advisory fees (net of voluntary fee waivers) of $190,075, $125,571, $328,982 and $5,214, respectively. There is no assurance that any fee waivers will continue in the future.

     If the New Management Agreements are approved by shareholders of the Funds, they will become effective upon the consummation of the Acquisition. The New Management Agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940
Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Management Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of a Fund, or by the Adviser. The New Management Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

         The New Management Agreements provide that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

         The form of the New Management Agreements is attached as Exhibit A. The description set forth in this Proxy Statement of the New Management Agreements is qualified in its entirety by reference to Exhibit A.

         In the event that shareholders of a Fund do not approve the New Management Agreement with respect to such Fund and the Acquisition is consummated, the Board of Trustees will promptly seek to obtain for such Fund interim advisory services either from the Adviser or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Acquisition is not consummated for any reason, the Adviser will continue to serve as the investment adviser of the Funds pursuant to the terms of the Present Advisory Agreements.

         INFORMATION CONCERNING CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending. CCI offers a variety of mortgage products to home buyers, including home equity loans and subprime credit quality first-lien mortgages. In addition, CCI has a loan servicing operation which serves over 1.4 million homeowners as well as a variety of ancillary financial products and services which augment its mortgage lending and servicing operations. Founded in 1969, CCI is the nation's largest independent residential mortgage lender and servicer. CCI has more than 5,500 employees and 350 offices across the nation. Angelo R. Mozilo, who has been nominated to serve as a trustee of the Trust, is the Vice Chairman of the Board and Executive Vice President of CCI, and is the beneficial owner of % of the outstanding shares of CCI common stock. As of January 3, 1997, according to reports filed with the Securities and Exchange Commission, Neuberger & Berman, 605 Third Avenue, New York, New York 10158, was the beneficial owner of __% of the outstanding shares of CCI common stock and Oppenheimer Group, Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, was the beneficial owner of __% of the outstanding shares of CCI common stock.

         INFORMATION CONCERNING THE ADVISER. The Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. The Adviser also serves as the Trust's principal underwriter. If the Acquisition is consummated, the Adviser will continue to serve as the Trust's principal underwriter pursuant to the terms of a new underwriting agreement which was approved by the Board of Trustees, including a majority of the Independent Trustees, on December 11, 1996.

     Mr. Leshner, his wife and two daughters together own of record and beneficially 64.2% of the issued and outstanding shares of LFI. Mr. Leshner, in his capacity as trustee of LFI's Employee Stock Ownership Plan, is the record owner of an additional 32.2% of the issued and outstanding shares of LFI. James A. Markley, Jr. and Noretta Markley, as trustees of the Noretta Markley Trust, are the record owners of 3.6% of the issued and outstanding shares of LFI.

         During LFI's fiscal year ended September 30, 1996, Mr. Leshner purchased a total of 8,441.75 shares (representing approximately 7.4% of the outstanding shares) of the common stock of LFI from three officers of LFI. During such fiscal year, LFI purchased and retired as treasury shares a total of 1,840.5 shares (representing approximately 1.6% of the outstanding shares) of its common stock from two officers of LFI. The purchase price for each transaction was $163 per share. Upon consummation of the Acquisition, the current shareholders of LFI will own of record and beneficially less than 1% of the outstanding common shares of CCI.

         The directors and principal executive officers of the Adviser are Robert H. Leshner, who is Chairman of the Board and a director of the Adviser, MGF and LFI; Michael F. Andrews, who is President of the Adviser and a director and Vice President of LFI; and James A. Markley, Jr., who is a director of the Adviser, MGF and LFI and is also President of LFI. The address of the Adviser and of each director and principal executive officer is 312 Walnut Street, Cincinnati, Ohio 45202.

     The Adviser serves as investment adviser to the following affiliated registered investment companies listed below:

                                                                           Amount of the
                                      Net Assets as of                     Adviser's Annual
Name of Fund                          December 31, 1996                    Advisory Fees
------------                          -----------------                    -------------
MIDWEST GROUP
TAX FREE TRUST:

Tax-Free Money Fund                                                        With respect to each
Ohio Tax-Free Money                                                        Fund, .50% of average
 Fund                                                                      daily net assets up to
California Tax-Free                                                        $100 million; .45% of
 Money Fund*                                                               next $100 million of
Royal Palm Florida                                                         such assets; .40% of
 Tax Free Money Fund*                                                      next $100 million of
Tax-Free Intermediate                                                      such assets; and .375%
 Term Fund                                                                 of such assets in
Ohio Insured Tax-Free                                                      excess of $300 million
 Fund

MIDWEST TRUST:

Short Term Government                                                      With respect to each
  Income Fund                                                              Fund, .50% of average
                                                                           daily net assets up
Intermediate Term                                                          to $50 million; .45%
  Government Income                                                        of next $100 million
  Fund                                                                     of such assets; .40%
                                                                           of next $100 million
Adjustable Rate U.S.                                                       of such assets; and
  Government                                                               .375% of such assets
  Securities Fund*                                                         in excess of $250
                                                                           million.
Institutional
  Government Income                                                        .20% of average
  Fund*                                                                    daily net assets.


Global Bond Fund*                                                                           .70% of average
                                                                           daily net assets
                                                                           up to $100 million
                                                                           and .60% of such
                                                                           assets in excess
                                                                           of $100 million

 * During the 1996 fiscal year, the Adviser waived all or a portion of its advisory fees for such funds. There is no assurance that any fee waivers will continue in the future.

      INFORMATION CONCERNING MGF. MGF provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of MGF is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. During the fiscal year ended March 31, 1996, MGF received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing service agent as follows:

                                                 As Transfer      As Accounting
                                                 and Shareholder  and Pricing
                                                 Servicing Agent  Service Agent

U.S. Government Securities Fund                   $24,940          $39,750
Treasury Total Return Fund                         40,423           33,750
Utility Fund                                       54,457           45,000
Equity Fund                                        24,000           45,000

         MGF is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, MGF supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays MGF a fee for these services equal to .1% of the average value of each Fund's daily net assets.

         If the Acquisition is consummated, MGF will continue to provide transfer agent, accounting and pricing and administrative services to the Trust at the same rates as are currently in effect, pursuant to new service agreements which were approved by the Board of Trustees, including a majority of the Independent Trustees, on December 11, 1996.

         EVALUATION BY THE BOARD OF TRUSTEES. On December 11, 1996, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreements. Prior to such approval, the Independent Trustees met separately with their counsel, which did not represent either LFI or CCI, for the purpose of assisting them in reaching a determination with respect to the New Management Agreements.

         In considering approval of the New Management Agreements, the Board of Trustees carefully evaluated information they deemed necessary to enable them to determine whether the New Management Agreements will be in the best interests of each Fund and its shareholders. In making this recommendation, the Trustees evaluated the experience of the Adviser's key personnel in investing, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Trustees have given careful consideration to all factors deemed to be relevant to the Trust, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Funds as compared to similar mutual funds; (3) the nature and quality of the services expected to be rendered to the Trust by the Adviser;
(4) the distinct investment objective and policies of each Fund; (5) the research services received by the Adviser from brokers as a result of placement of the Funds' brokerage, which may benefit the Funds; (6) that the compensation payable to the Adviser under the New Management Agreements will be at the same rate as the compensation now payable to the Adviser under the Present Management Agreements; (7) that the terms of the New Management Agreements are substantially identical in all material respects as the terms of the Present Management Agreements except for different effective and termination dates and the removal of several non-material provisions; (8) the history, reputation, qualification and background of the Adviser and CCI, as well as the qualifications of their personnel and their respective financial conditions; (9) the commitment of LFI to pay or reimburse the Trust for the expenses incurred in connection with the Acquisition; and (10) the substantial benefits expected to be realized as a result of the Adviser's ownership by CCI, such as the potential for increasing Fund assets and the opportunity to gain access to CCI's managerial and technological resources.

     In making the determination to recommend approval of the New Management Agreements to shareholders of the Trust, the Board of Trustees gave substantial weight to the Adviser's representations that (i) the Acquisition should benefit the Adviser and the Funds by preserving the Adviser's independent management structure and portfolio management style, while providing stability from a strengthening balance sheet, more attractive financial incentives to the Adviser's employees and increased resources for the Adviser's operations; (ii) the Acquisition will not materially affect the advisory operations of the Adviser or the level or quality of advisory services provided to the Funds;
(iii) the same personnel of the Adviser who currently provide services to the Trust will continue to do so after the Acquisition; (iv) the Trust will not be subject to any unfair burden as a result of the Acquisition; (v) access to CCI's broad managerial, financial and technological resources should allow the Adviser to increase the range and quality of services provided to the Trust; and (vi) the Acquisition could potentially result in an increase in assets of the Funds, thereby possibly reducing the effective rate of the Adviser's fees and other expenses of the Funds. In considering approval of the New Management Agreements, the Board of Trustees reviewed the most recent audited financial statements of the Adviser and of CCI. The Board of Trustees believes that the Acquisition should benefit the Adviser and the Funds and that the Funds should receive investment advisory services under the New Management Agreements equal or superior to those currently received under the Present Management Agreements, at the same fee levels. The Board of Trustees therefore unanimously recommends approval of the New Management Agreements by shareholders of each Fund.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENTS.

II.      ELECTION OF TRUSTEES TO SERVE UPON CONSUMMATION OF THE
         ACQUISITION

         On January _, 1997, the Board of Trustees, including a majority of the Independent Trustees, met to review pertinent information on the nominees for election to the Board of Trustees and unanimously determined to nominate each of the individuals named below to serve on the Board, subject to the required shareholder approval. At such meeting, the Independent Trustees were represented by their counsel for the purpose of assisting them in reaching a determination with respect to the nominees.

         Five individuals not currently serving on the Board of Trustees have been nominated to serve as trustees, effective upon consummation of the Acquisition. If elected by shareholders, the five nominees will serve together with three members of the present Board of Trustees, Robert H. Leshner, H. Jerome Lerner and Oscar P. Robertson. Upon consummation of the Acquisition, Dale P. Brown, Gary W. Heldman, Richard A. Lipsey, Donald J. Rahilly, Fred A. Rappoport and Robert B. Sumerel intend to resign from the Board of Trustees. In the event the Acquisition is not consummated for any reason, the members of the present Board of Trustees will continue to serve as trustees. Consummation of the Acquisition is conditioned upon satisfactory composition of the Board of Trustees, in the sole discretion of CCI.

         Eight nominees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The current Independent Trustees reserve the right to substitute another person or persons of their choice as nominee or nominees if a nominee is unable to serve as a trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.

                                                                             Compensation During
                                                      Amount of                 the Fiscal Year
Name and Principal Occupation                         Beneficial             Ended March 31, 1996
During the Past Five Years                            Ownership                      From:
and Directorships of                  Trustee         of Shares of             The             The Midwest
Public Companies              Age     Since           the Trust (1)            Trust           Complex(2)
---------------------------   ---     -------         -------------          ---------         ----------

DONALD L. BOGDON, M.D.         66      Nominee          None                  --                --
Physician with Hematology
Oncology Consultants and
director of Verdugo VNA (a
hospice facility). He was
formerly President of Western
Hematology/Oncology (1971-1996)
and Chairman of the Board of
Glendale Memorial Hospital
(1991-1993).

JOHN R. DELFINO                63      Nominee          None                  --                --
President of Concorde Capital
Corporation (an investment firm).
He was formerly a director of
Cypress Financial (1984-1993)
and Chairman of Rancho Santa
Margarita (1989-1993), mortgage
banking firms.

H. JEROME LERNER               58      1981                                   $2,849            $8,100
Principal of HJL Enterprises
and Chairman of Crane
Electronics, Inc. (a
manufacturer of electronic
connectors).  He is also                                              - 13 -





a trustee of Midwest Group
Tax Free Trust and Midwest
Strategic Trust.

*ROBERT H. LESHNER             57      1981                                   $0                $0
Chairman of the Board
of Midwest Group
Financial Services, Inc. (the
investment adviser and
principal underwriter of the
Trust), MGF Service Corp. (a
registered transfer agent) and
Leshner Financial, Inc. (a
financial services company and
parent of Midwest Group
Financial Services, Inc.
and MGF Service Corp.).
He is also President and a
trustee of Midwest Group Tax
Free Trust and Midwest
Strategic Trust.

**ANGELO R. MOZILO             58      Nominee          None                  --                --
Vice Chairman of the Board and
Executive Vice President of
Countrywide Credit Industries,
Inc. He is also President and
a director of CWM Mortgage Holdings,
Inc. (a publicly-held real estate
investment trust managed by CCI).

OSCAR P. ROBERTSON             57      1981                                   $2,549            $6,600
President of Orchem Corp.
(a chemical specialties
distributor) and Orpack
Stone Corporation (a
corrugated box
manufacturer). He is also
a trustee of Midwest
Group Tax Free Trust
and Midwest Strategic
Trust.




                                                     - 16 -




JOHN F. SEYMOUR, JR.           59      Nominee          None                  --                --
Chief Executive Officer
of the Southern California
Housing Development Agency
and a consultant for Orange
Coast Title Co. (a mortgage
title insurance company).
He is also a director of
Irvine Apartment Communities
(a real estate investment trust)
and Inco Homes (a home builder).
He was formerly a Senator in the
United States Congress (1991-2)
and a director of the California
Housing Finance Agency (1993-4).

SEBASTIANO STERPA              67      Nominee          None                  --                --
Chairman of Sterpa Realty,
Inc. and Chairman and a
director of the California
Housing Finance Agency.  He
is also a director of Real
Estate Business Services and
a director of the SunAmerica
Mutual Funds.

       (1) Voting and investment power as of January 3, 1997. Unless otherwise indicated, the percentage of shares of a Fund owned beneficially by any nominee does not exceed one percent of the outstanding shares of such Fund.

       (2) The Midwest Complex consists of the Trust, Midwest Group Tax Free Trust and Midwest Trust.

* Robert H. Leshner, as an affiliated person of Midwest Group Financial Services, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Leshner may directly or indirectly receive benefits from the New Management Agreements as a result of such affiliation.

** Angelo R. Mozilo, as an affiliated person of Countrywide Credit Industries, Inc., will be an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Mozilo may directly or indirectly receive benefits from the New Management Agreements as a result of such affiliation.

         Dr. Bogdon and Messrs. Delfino and Sterpa currently have outstanding mortgage loans through CCI. Each mortgage loan was entered into as a result of an arms-length transaction at competitive interest rates. Each of such loans was placed prior to the beginning of the last two completed fiscal yeaars of the Trust. The outstanding aggregate balances of such loans are approximately $315,000 for Dr. Bogdon, $950,000 for Mr. Delfino and $954,000 for Mr. Sterpa. In addition, since April 15, 1989, CCI has leased a commercial property from Mr. Sterpa at a competitive monthly rate of approximately $2,520.

         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each nominee is also standing for election as a trustee of Midwest Group Tax Free Trust and Midwest Trust. Trustees on the Board who are not interested persons of the Trust will receive a quarterly retainer of $1,000 plus $750 for each Board meeting attended. Such fees are split equally among the Trust, Midwest Group Tax Free Trust and Midwest Trust.

         The Trust has an Audit Committee currently consisting of Dale P. Brown,
H. Jerome Lerner and Richard A. Lipsey. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of Mr. Lerner and two nominees for election as trustees who are not interested persons of the Trust or the Adviser. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members will each receive $300 ($100 payable by each of the Trust, Midwest Group Tax Free Trust and Midwest Trust) for attending an Audit Committee meeting.

         During the fiscal year ended March 31, 1996, the Board of Trustees and the Audit Committee each held four meetings. During such fiscal year, each trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by the committee of the Board of Trustees on which he served.

         EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of each officer is 312 Walnut
Street, Cincinnati, Ohio 45202.

Name and Principal Occupation          Officer     Position with
During the Past Five Years     Age     Since       the Trust
----------------------------   ---     -------     --------------
ROBERT H. LESHNER              57       1983        President
(See Page    )                                      and Trustee

JOHN F. SPLAIN                 40       1989        Secretary
Secretary and General Counsel
of Leshner Financial, Inc.,
Midwest Group Financial
Services, Inc. and MGF Service
Corp.  He is also Secretary of

Midwest Group Tax Free Trust,
Midwest Trust, Brundage
Story and Rose Investment Trust,
Williamsburg Investment Trust,
Markman MultiFund Trust, The
Tuscarora Investment Trust,
PRAGMA Investment Trust,
Maplewood Investment Trust
and The Thermo Opportunity
Fund, Inc. and Assistant
Secretary of Fremont Mutual
Funds, Inc., Schwartz
Investment Trust, The Gannett
Welsh & Kotler Funds and
Capitol Square Funds (all
of which are registered
investment companies).

MARK J. SEGER, C.P.A.          34       1989          Treasurer
Vice President of Leshner
Financial, Inc. and MGF
Service Corp.  He is also
Treasurer of Midwest Group
Tax Free Trust, Midwest
Trust, Brundage, Story
and Rose Investment
Trust, Williamsburg Investment
Trust, Markman MultiFund
Trust, PRAGMA Investment Trust,
Maplewood Investment Trust, The
Thermo Opportunity Fund, Inc. and
Capitol Square Funds; Assistant
Treasurer of Schwartz Investment
Trust, The Tuscarora Investment
Trust and The Gannett Welsh
& Kotler Funds; and Assistant
Secretary of Fremont Mutual Funds, Inc.

         John F. Splain and Mark J. Seger, as participants in LFI's Employee Stock Ownership Plan, own beneficially less than 1% of the outstanding shares of LFI, and, as a result, have an interest in the approval of the New Management Agreements. It is expected that Mr. Splain and Mr. Seger will enter into employment and non-competition agreements with CCI.

III. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has been selected as the Trust's independent public accountants for the current fiscal year by vote of the Board of Trustees, including a majority of the Independent Trustees. The employment of Arthur Andersen LLP is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

         Arthur Andersen LLP has acted as the Trust's independent public accountants since 1983. If the Trust's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP. Adoption of this Proposal is not conditioned upon consummation of the Acquisition.

IV.      OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                            By Order of the Board of Trustees,



                                            John F. Splain
                                            Secretary
Date: January __, 1997

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                EXHIBIT A
                                     FORM OF
                              MANAGEMENT AGREEMENT

TO:      MIDWEST GROUP FINANCIAL SERVICES, INC.
         312 Walnut Street
         Cincinnati, Ohio  45202

Dear Sirs:

         Midwest Strategic Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment
company. The [    ] Fund (the "Fund") has been established as a series of the
Trust. You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

         You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine what securities shall be purchased for the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board of Trustees (the "Board") of the Trust may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.       ALLOCATION OF CHARGES AND EXPENSES

         You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Trust.

         You will pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trust's Plans of Distribution Pursuant to Rule 12b-1.

         The Fund will also be responsible for the payment of all other operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer, shareholder service and dividend disbursing agent and accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of trustees of the Trust who are not affiliated with you, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund's shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders' meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses not assumed by you herein incurred by the Fund in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

3.       COMPENSATION OF THE ADVISER

         For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay you as of the last day of each month, a fee equal to the annual rate of:

         .75% of the average value of the daily net assets of the Fund up to $200,000,000; .7% of such assets from $200,000,000 to and including $500,000,000; and .5% of such assets in excess of $500,000,000.

         The total fees payable during each of the first and second halves of each fiscal year of the Trust shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period. The average value of net assets shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.       EXECUTION OF PURCHASE AND SALE ORDERS

         In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's accounts with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Trust and you understand that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

5.       LIMITATION OF LIABILITY OF ADVISER

         You (including your directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from the reckless disregard by you of your obligations and duties under this Agreement ("disabling conduct"). However, you will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that you were not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that you were not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by you in defending a proceeding, upon the undertaking by or on behalf of you to repay the advance unless it is ultimately determined that you are entitled to indemnification, so long as you meet at least one of the following as a condition to the advance: (1) you shall provide a security for your undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that you ultimately will be found entitled to indemnification. Any person employed by you who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

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6.       DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall be effective upon its execution, shall remain in force for a period of two (2) years from that date and remain in force from year to year thereafter, subject to annual approval by (i) the Board of the Trust or
(ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

         If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon approval of the Board, including a majority of the trustees who are not interested persons of you or of the Trust, you may continue to serve or act in such capacity for the Fund for the period of time (not exceeding one hundred and twenty days after the termination of the Agreement) pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you will be equal to the lesser of your actual costs incurred in furnishing investment advisory services to the Fund or the amount you would have received under this Agreement.

         This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

7.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8.       LIMITATION OF LIABILITY

         It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund and

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signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

9.       MISCELLANEOUS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                            Yours very truly,

ATTEST:                                     MIDWEST STRATEGIC TRUST


____________________                        By: __________________________
Dated:        , 1997

                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:                                 MIDWEST GROUP FINANCIAL SERVICES, INC.

____________________                    By: __________________________________
Dated:        , 1997

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